UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of ea
r
liest event reported): May 26, 2023

HCA Healthcare, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Park Plaza, Nashville,
Tennessee 37203
(Address of Principal Executive Offices) (Zip Code)
(615)
344-9551
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐    Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Table of Contents
Item 8.01 Other Events
Effective January 1, 2023, HCA Healthcare, Inc. (the “Company”) reorganized its operations from two geographically organized groups into three geographically organized groups: the National, American and Atlantic Groups. Operating segment reporting reflecting this reorganized group structure has been provided in the Company’s Quarterly Report on Form
10-Q
for the quarter ended March 31, 2023, with retrospective presentation of all periods presented.
The Company is filing this Current Report on Form
8-K
to reflect the reorganized operating segments by retrospectively revising the historical segment reporting financial information included in “Note 13 – Segment and Geographic Information” in the Company’s Annual Report on Form
10-K
for the year ended December 31, 2022 (the “2022 Form
10-K”).
Exhibit 99.1 hereto reflects the revised historical segment reporting financial information.
This Current Report on Form
8-K
does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period, and all other information in the 2022 Form
10-K
remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2022 Form
10-K
with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

23.1	Consent of Ernst & Young LLP

99.1	Excerpt from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, reflecting revisions to Part II, Item 8 Financial Statements and Supplementary Data thereof.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Table of Contents
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

/ S / W ILLIAM B. R UTHERFORD
William B. Rutherford
Executive Vice President and Chief Financial Officer
Date: May 26, 2023